UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2010 (April 21, 2010)

First Citizens Bancshares, Inc.
 (Exact name of registrant as specified in its charter)

Commission file number 0-11709
 ________________________

Tennessee	0-11709	62-1180360
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 370, One First Citizens Place
Dyersburg, Tennessee 38024
 (Address of principal executive offices including zip code)

(731) 285-4410
 (Registrant's telephone number, including area code)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Section 5 - Corporate Governance and Management

Item 5.07.  Submission of Matters to a Vote of Security Holders

        The Annual Meeting of Shareholders (the "Annual Meeting") of First Citizens Bancshares, Inc. (the "Company") was held on April 21, 2010. Matters submitted at the Annual Meeting and the voting results thereof were as follows:

        Proposal 1: Election of Directors. In accordance with the following vote, the shareholders of the Company elected each of the director nominees nominated by the Company's Board of Directors to serve until the 2013 annual meeting of shareholders or until his or her successor has met the necessary qualifications and has been elected.

Director	Votes For	Withheld	Broker Non-Votes
William C. Cloar	2404356	397	0
James Daniel Carpenter	2404356	397	0
Richard W. Donner	2404356	397	0
Bentley F. Edwards	2404356	397	0
Ralph E. Henson	2402010	2743	0
Stallings Lipford	2402010	2743	0
Larry S. White	2402010	2743	0

        Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.  The Company's shareholders ratified the appointment of Alexander Thompson Arnold PLLC as the Company's independent registered public accounting firm for the year ending December 31, 2010 by the following vote:

For	Against	Abstain
2403165	0	1588

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                                                                                                                                                                                FIRST CITIZENS BANCSHARES, INC.

                                                                                                                                                                                                                                                                                                By:     /s/ Laura Beth Butler                                                                                                                                                                                                                                                                                                                                                                    Laura Beth Butler
                                                                                                                                                                                                                                                                                                            Executive Vice President & Chief Financial Officer

Date:  May 18, 2010